UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  November 1, 2007



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circum-stances.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibit is included with this Report:

            99.1. Jones Lang LaSalle November 2007 Investor
                  Relations Presentation













































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 1, 2007            JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Brian P. Hake
                                           ------------------------
                                    Name:  Brian P. Hake

                                    Title: Treasurer and
                                           Executive Vice President



















































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


                               EXHIBIT INDEX
                               -------------



Exhibit 99.1      Jones Lang LaSalle November 2007 Investor
                  Relations Presentation































































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